GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares

(as applicable) of the

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Floating Rate Fund

(the “Funds”)

Supplement dated September 4, 2019 to the

Prospectuses and Statement of Additional Information (the “SAI”),

each dated July 29, 2019, as supplemented to date

Effective immediately, Michael Goldstein no longer serves as a portfolio manager for the Funds. Rachel C. Golder and Robert Magnuson continue to serve as portfolio managers for the Goldman Sachs High Yield Fund, and Rachel C. Golder, Ken Yang and Peter Campo continue to serve as portfolio managers for the Goldman Sachs High Yield Floating Rate Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Goldstein in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “High Yield Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Rachel C. Golder, Managing Director, has managed the Fund since 2009; and Robert Magnuson, Managing Director, Head of High Yield and Bank Loans Research, has managed the Fund since 2014.

The following replaces in its entirety the “Portfolio Managers” subsection of the “High Yield Floating Rate Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Rachel C. Golder, Managing Director, has managed the Fund since January, 2018; Ken Yang, Vice President, Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team, has managed the Fund since January, 2018; and Peter Campo, Managing Director, Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team, has managed the Fund since March, 2018.

The following replaces the first row of the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Rachel C. Golder Managing Director	Portfolio Manager— High Yield High Yield Floating Rate	Since 2009 2018	Ms. Golder is a portfolio manager on the High Yield and Bank Loan team. She joined the Investment Adviser in 1997 as a founder of the Investment Adviser’s High Yield team.

The following replaces the tenth row of the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Robert Magnuson Managing Director, Head of High Yield and Bank Loan Research	Portfolio Manager— High Yield	Since 2014	Mr. Magnuson is a member of the High Yield portfolio management team specializing in credit research. He joined the Investment Adviser in 2006.

This Supplement should be retained with your Prospectus and SAI for future reference.

SSFISUM23TBDSTK 09-19